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                        MetLife Investment Funds, Inc.

                  Supplement to Prospectus dated May 1, 2006
                        For both I Shares and R Shares

                       Date of Supplement: April 4, 2007

This supplement updates certain information contained in the current prospectus for the MetLife Investment Funds, Inc. (the "Funds"), dated May 1, 2006 (the "Prospectus"). Please keep this supplement with your Prospectus for future reference.

This supplement provides information about planned actions by MetLife, Inc. and its affiliates (collectively, "MetLife") that are expected to result in significant asset withdrawals from the Funds during 2007 and a recommendation by the Manager that the Funds' liquidate during the fourth quarter of 2007.

The following section is added to the Prospectus:

Expected Asset Withdrawals and Possible Liquidation of the Funds During the Fourth Quarter of 2007

The Funds are available only as investment options under: (1) MetLife variable annuity contracts and variable life insurance contracts ("variable contracts"); and (2) MetLife mutual fund retirement plan platforms. Some variable contract owners and plan participants invest in the Funds in connection with a separate investment advisory program offered by MetLife, called the CHART Program.

MetLife has informed the Board of Directors of the Funds ("Board") that, for various business reasons, MetLife intends to:

       .  discontinue the CHART Program;
       . take steps, in its capacity as adviser to the CHART Program, to transfer the account value of variable contract owners who are clients of the CHART Program from the Funds to other mutual funds offered in their variable contracts, on or about November 9, 2007;
       . with respect to Fund assets attributable to variable contract owners who are not clients of the CHART Program, seek approval from the U.S. Securities and Exchange Commission ("SEC") and other applicable regulators to substitute different mutual funds as replacements for the Funds, on or about November 9, 2007; and
       . with respect to plans that have invested in the Funds directly (and not through a variable contract), work with plan sponsors to identify replacements for the CHART Program and/or the Funds, beginning in the first quarter of 2007.

MetLife has advised the Board that it expects these actions will result in the withdrawal of a significant portion of the Funds' assets during 2007 and in a recommendation by the Manager to liquidate the Funds on November 9, 2007 or as soon thereafter as practicable. MetLife will provide notifications to its variable contract owners and customers in connection with the foregoing actions. These actions may be taken by MetLife without Board or shareholder approval.

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MetLife expects that approximately one-third of the Funds' assets may be redeemed during the second and third quarters of 2007 and that most if not all of the Funds' assets will be redeemed during the fourth quarter of 2007. Variable contract owners and plan participants, of course, may withdraw their investments from the Funds at any time in advance of the planned actions by MetLife, which could result in more rapid reductions in Fund assets.

The anticipated asset reductions could adversely affect each Fund's performance. For example, significant redemptions and substantially reduced asset levels may place additional burdens on a Fund's portfolio managers as they seek to achieve the Fund's investment objective while maintaining an adequately diversified portfolio. A Fund will incur transaction costs, such as brokerage commissions, when selling portfolio securities to meet redemptions. These transaction costs may adversely affect performance. To meet anticipated redemptions, a Fund's portfolio manager may choose to maintain a greater than normal level of short-term investments, including cash and cash equivalents, which could limit the Fund's ability to pursue or participate in potential price appreciation of the Fund's primary investments. MetLife plans to communicate any significant expected redemptions to the Funds' portfolio managers to facilitate the Funds' portfolio management efforts.

The anticipated asset reductions generally can be expected to result in an increase in each Fund's expense ratios. Therefore, in anticipation of these redemptions, effective March 6, 2007, MetLife has voluntarily agreed to limit expenses of the Funds so that the overall expense ratio for each Fund (on an annualized basis) will not exceed a limit set at 0.10% greater than the overall expense ratio for that Fund for the year ended December 31, 2006. In particular, the expense limitations (as an annual percentage of average daily net assets) are as follows:

                       Fund                 I Shares R Shares
                   International Stock Fund   1.03%    1.38%
                   Large Company Stock Fund   0.73%    1.08%
                   Small Company Stock Fund   0.87%    1.22%
                   Diversified Bond Fund      0.61%    0.96%

MetLife has voluntarily agreed to maintain this expense limitation until at least November 9, 2007. However, MetLife may withdraw or modify this expense limitation after November 9, 2007.